                                                                                     MORGAN
                                                                               & COMPANY
                                                                                                                                               CHARTERED ACCOUNTANTS

INDEPENDENT AUDITORS’ CONSENT

We consent to the use in the Registration Statement of Barola Oil & Gas Co. Inc. (an exploration state company) on Form SB-2/A-2 of our Auditors’Report, dated December 5, 2003, on the balance sheet of Barola Oil & Gas Co. Inc. (an exploration stage company) as at September 30, 2003 and 2002 and the related statements of loss and deficit, cash flows, and stockholders’ deficiency for the period from inception on May 29, 2001 and September 30, 2003.

In addition, we consent to the reference to us under the heading "Experts" in the Registration Statement.

Vancouver, Canada                                                                                                                                                             /s/ Morgan & Company

October 27, 2004                                                                                                                                                                 Chartered Accountants

Tel:  (604) 687-5841                                                                                                                                                                                                                                              P.O. Box 10007 Pacific Centre
Fax: (604) 687-0075                                                                                                                                                                                                                                       Suite 1488-700 West Georgia Street
                                                                                                                                                                                                                                                                                       Vancouver, B.C. V7Y 1A1

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